April 30, 2024 US May 1, 2024 Australia Peter Konieczny Interim CEO Michael Casamento CFO Fiscal 2024 3Q and year to date results (Quarter and nine months ended March 31, 2024) NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; challenging current and future global economic conditions, including the Russia-Ukraine conflict and inflation; impact of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive management team and our skilled workforce or successfully manage the transition of key roles, including our Chief Executive Officer; costs and liabilities related to environment, health, and safety ("EHS") laws and regulations as well as changes in the global climate; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; risks related to climate change; cybersecurity risks; failures or disruptions in information technology systems; rising interest rates; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; inability of Amcor's insurance policies to provide adequate protections; challenges to or the loss of intellectual property rights; litigation, including product liability claims or regulatory developments; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Amcor's Environmental, Social and Governance practices and commitments resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • changes in the fair value of economic hedging instruments on commercial paper and contingent purchase consideration; • significant pension settlements; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combination; • gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; • certain regulatory and legal matters; • impacts from highly inflationary accounting; • expenses related to the Company’s Chief Executive Officer transition; and • impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Amcor near-term priorities unchanged 3 Safety Strong FY24 finish Build further momentum in FY25 Keep our teams focused on delivering for stakeholders

Safety

Guided by our values. Our number one priority

Amcor Values



Integrity
Collaboration
Accountability
Results and Outperformance
Safety

- Industry-leading safety performance
- 19% fewer injuries fiscal 2024 year to date
- 72% of sites injury free for >12 months



Recordable-case frequency rate
(per million hours worked)
11.2
4.1
2.0
2.8
1.5
1.3
2.7
0.3
Includes impact of acquired businesses
North America packaging materials industry average TRIR
2005
2010
2015
2020
2023
3Q24
3Q24 TRIR

Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015.
Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor's TRIR is equivalent to Amcor's rate under OSHA (Occupational Safety & Health Administration).
Average of North America paper manufacturing, plastic and rubber products manufacturing and printing and related support activities TRIR rate for 2022. Source: US Bureau of Labor Statistics.

4

Key messages 5 1. Third quarter results ahead of expectations 2. Sequential improvement in volumes and a return to earnings growth in the quarter 3. Fiscal 2024 Adjusted EPS guidance raised 4. Confident in long term growth and value creation strategy

Third quarter and year to date financial summary

Third quarter earnings ahead of expectations on improving volume trends and continued strong cost performance

Net sales	EBIT	EPS
3Q24 -6% vs pcp $3,411m	3Q24 +3% vs pcp $397m	3Q24 +1% vs pcp 17.8 cents
3Q24 YTD -7% vs pcp $10,105m	3Q24 YTD -3% vs pcp $1,106m	3Q24 YTD -7% vs pcp 49.1 cents

- 3Q volumes 4% lower than last year. Significantly improved on 2Q
  - Expected weakness in healthcare categories and North America beverage
  - Overall net volumes across the balance of the business in line with last year
- 3Q earnings growth and improved earnings leverage
  - >$130 million cost and restructuring benefits
- $115 million YTD adjusted free cash flow, ~$100 million higher than last year

~$570 million YTD cash returns to shareholders

Compelling quarterly dividend and share repurchases

6

Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definition 'pcp' is 'prior comparator period'.

amcor

Flexibles segment

Significant sequential improvement in volumes. Continued strong cost performance

March quarter highlights

- Volumes down 2%. 8 percentage point improvement vs 2Q
- Destocking continued in healthcare as expected
- Net volume growth 1% excluding healthcare
- Volume growth in several categories and geographies
- Adjusted EBIT growth 5%. Strong cost performance and benefits from restructuring initiatives

$m	3Q23	3Q24	CCC Δ
Net sales	2,787	2,598	-6%
Adjusted EBIT	337	358	+5%
Adjusted EBIT margin	12.1%	13.8%	


Stonyfield
ORGANIC
baby
Stonyfield
ORGANIC
baby

AmPrima™ Plus new business win

FY2024 YTD highlights

- Net sales reduction reflects 7% lower volumes. Impacted by soft demand and destocking, particularly in 1H24
- Adjusted EBIT 2% lower reflecting lower volumes partly offset by favorable cost performance

$m	3Q23 YTD	3Q24 YTD	CCC Δ
Net sales	8,378	7,646	-7%
Adjusted EBIT	1,043	992	-2%
Adjusted EBIT margin	12.4%	13.0%	


TARWI
TARWI
TARWI

AmLite HeatFlex™ new business win

Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix.

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amcor

Rigid Packaging segment

3Q EBIT growth reflects strong cost focus. Volumes sequentially improved

March quarter highlights

- Volumes down 8%. 4 percentage point improvement vs 2Q
- North America beverage volumes down 11%, primarily reflecting demand weakness and destocking
- Adjusted EBIT up on last year
- Strong cost performance and benefits from restructuring initiatives

$m	3Q23	3Q24	CCC Δ
Net sales	880	813	-8%
Adjusted EBIT	69	71	+1%
Adjusted EBIT margin	7.8%	8.7%	

FY2024 YTD highlights

- Net sales reduction mainly reflects 9% lower volumes. Soft demand and 1H24 destocking in North America offset by volume growth in Latin America
- Adjusted EBIT down 6% reflecting lower volumes partly offset by favorable price/mix and cost performance

$m	3Q23 YTD	3Q24 YTD	CCC Δ
Net sales	2,643	2,459	-8%
Adjusted EBIT	192	184	-6%
Adjusted EBIT margin	7.3%	7.5%	


GHOST
GHOST

New beverage product launch in PET format


KODIAK
POWER CAKES
FLAPJACK QUICK MIX

Leveraging flexibles customer relationship to win new business

8

Notes: CCC refers to Comparable Constant Currency. CCC growth reconciliations can be found in the appendix. Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix.

Cash flow and balance sheet

Full year Adjusted Free Cash Flow guidance range reaffirmed

Cash flow ($ million)	3Q23 YTD	3Q24 YTD
Adjusted EBITDA	1,478	1,412
Interest and tax payments, net	(299)	(359)
Capital expenditure	(382)	(358)
Movement in working capital	(801)	(625)
Other	18	45
Adjusted Free Cash Flow	14	115

Balance sheet[1]	March 2024
Net debt ($ million)	6,729
Leverage: Net debt / LTM EBITDA (x)	3.4

FY2024 YTD highlights

- Adjusted Free Cash Flow ~$100 million ahead of prior year
- Improved working capital performance offsets higher interest and tax payments and lower adjusted EBITDA
- FY24 Adjusted Free Cash Flow guidance range of approximately $850 to $950 million reaffirmed
- Leverage in line with expectations
  - Leverage expected to decrease to approximately 3x at June 30, 2024
- ~$570 million cash returns to shareholders

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section.
(1) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA.

9

amcor

Fiscal 2024 Adjusted EPS guidance raised


Adjusted EPS Guidance
73.3
cps
~2%
+/-LSD%
up to
(~6%)
(~3%)
up to
~2%
68.5-71
cps
Comparable constant currency
range down LSD-MSD%
FY23
Adjusted EPS
Organic
growth
Share
repurchases
Interest & tax
expense
Russia
divestment
FX
FY24
Adjusted EPS

- FY24 Adjusted EPS assumptions include:
  - 4Q24 Adjusted EPS up MSD compared with the prior year in comparable constant currency terms
  - Estimated net interest expense of $310 to $320 million (pre-tax)
  - Sale of three plants in Russia in December 2022, FY24 unfavorable impact all in 1H24
  - Current foreign exchange rates prevail for the balance of fiscal 2024
- Adjusted Free Cash Flow of approximately $850 to $950 million
- ~$70 million of share repurchases, related to program announced in fiscal 2023

Amcor's guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2024 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2024 have not been completed.

10

Notes: LSD is 'Low-Single Digit'. MSD is 'Mid-Single Digit'.

amcor

Key messages 11 1. Third quarter results ahead of expectations 2. Sequential improvement in volumes and a return to earnings growth in the quarter 3. Fiscal 2024 Adjusted EPS guidance raised 4. Confident in long term growth and value creation strategy

Appendix slides Supplementary schedules and reconciliations

Multiple drivers of organic growth

Priority Categories

>$4 bn sales in higher growth, higher value categories:


Healthcare


Protein


BODYARMOR
Hot-fill beverage


Premium Coffee


Pet food

Historic MSD volume growth drives mix improvement and margin expansion

Emerging Markets

>$3 bn Emerging Markets sales across 25 countries:



Historic MSD volume growth across Emerging Markets portfolio

Innovation

Driving value through differentiated packaging:


ZUCCHINI TOTS
DENTASTIX
FRESCO

~$100m invested every year in our industry leading R&D capabilities

More sustainable packaging

To preserve food and healthcare products, protect consumers and promote brands

13

Notes: MSD is 'Mid-Single Digit'.

amcor

FX translation impact 14 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro stronger vs USD, Average USD to EUR rate 3Q24 0.9231 vs 3Q23 0.9687 3Q24 YTD USD million impact on Adjusted Net income 5% 8 Other currencies(2):USD Other currencies weighted average vs USD stronger for 3Q24 vs 3Q23 average rates 3Q24 YTD USD million impact on Adjusted Net income 2% 5 (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR Total currency impact $ million Adjusted EBIT 16 Adjusted Net income 13 Combined Net income currency exposures(1) 3Q24 YTD currency impact

Reconciliations of non-GAAP financial measures 15

Reconciliations of non-GAAP financial measures 16

Reconciliations of non-GAAP financial measures 17

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19